UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-03287

      New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

      Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

      Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

New Alternatives Fund
A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
ALTERNATIVE ENERGY AND THE ENVIRONMENT
ANNUAL
FINANCIAL REPORT
INVESTOR SHARES: NAEFX
CLASS A SHARES: NALFX
December 31, 2023
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.
THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 534456	Pittsburgh, PA 15253	(800) 441-6580	(610) 382-7819
Overnight Address	500 Ross Street	Pittsburgh, PA 15262
Foreside Funds Distributors LLC	3 Canal Plaza, Suite 100	Portland, ME 04101
Recycled Paper

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
Dear Shareholders,
New Reports: Before we dive into our discussion of New Alternatives Fund’s 2023 performance, we wanted to alert you to a change coming for our reports. The Securities and Exchange Commission (SEC), which regulates mutual funds like us, has mandated a major change in our annual and semi-annual reporting format. Starting with our next report, the Semi-Annual report for June 30, 2024, you will now receive a simplified 3- or 4-page report giving a summary discussion (think “bullet points”), along with some basic financial performance numbers. The SEC is calling this a “Tailored Shareholder Report.” It will also contain links or referrals (if printed) to additional information that will be posted on our web site. This format is required, so we don’t even have the option of continuing to send you a longer, multi-page report like the current one you are reading now. However, we are allowed to post material on our web site if we so chose. Our intention is to keep writing this long-form report to you all and make it available on the web site. So, starting this summer, when you receive the new, short form in the mail or receive the email notice, you can go to the Fund web site at www.newalternativesfund.com and find more detailed information including this letter.
The Business At Hand: The past several years have been challenging for New Alternatives Fund and renewable energy investment in general. The first half of 2023, from January 1 to June 30 was somewhat “flat,” although the Fund registered a small net gain in assets. The broader markets were generally positive during this period. The third quarter saw a fairly wide retreat across most sectors, with the companies in our portfolio experiencing some significant losses. There were glimmers of hope toward the end of the year as our stocks regained some of their losses, but not enough to end the year in positive territory. It is a small comfort to us that the Fund ended 2023 down just over 2.5 per cent as compared to our loss of just over 16 per cent in 2022.
The Fund’s negative performance for 2023 was still primarily due to our concentration of investments in renewable energy power producers and developers, and utilities. It may be sounding like a broken record (we hear vinyl records are making a comeback!), but many of the same issues that have been creating economic uncertainties for the last 3 years still contribute to the poor performance of the Fund’s portfolio even as the broader stock market has mounted a modest comeback.
Most of the companies in the Fund continue to expand their operations and add renewable power developments around the world. However, continuing higher interest rates have squeezed many of their financial margins and resulted in lower earnings, or even negative earnings, recently. While most of our holdings continue to be profitable, many are experiencing lower returns, and this has led investors to pull money out of the sector and drive share prices down. In retrospect, it seems that the enormous inflow of investment into so called “green” or environmental companies during the past 4-5 years may have been overly enthusiastic about the growth and profitability curve ahead. Having marked New Alternatives Fund’s 41st year of operation in 2023, we have seen several cycles of money flowing into renewable energy and then back out again. The situation is more perilous in an

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
investment environment that is increasingly short-term and market swings that grow ever more volatile from electronic trading and reactions to the more alarmist features of the 24-hour news cycle.
The recent UN environment (COP) conference in Dubai seemed mired in a continuing cycle of unmet targets for actions to limit the negative effects of climate change. The irony of holding the gathering in the United Arab Emirates, a major fossil fuel producer, and chaired by the head of the nation’s oil and gas company, was not lost on most of the world. We don’t know if any of the actions proposed there will ever be realized. One positive, as far as we can tell, is the realization coming out of the meeting that the amount of investment that will be needed to achieve the stated goal of limiting global warming to 1.5 degrees Centigrade will require international investment in renewable energy and energy conservation to grow by approximately 4 times the present amount by 2030. Coupled with the realization that almost no nation has committed to putting up that level of money, it has provided for a sobering reassessment of how or whether we can reach any of the climate goals developed from the COP conferences over the years.
Political unrest continues to weigh on renewable development and the larger economy, too. As the Ukraine-Russia war drags on, it compounds issues of energy security in western Europe and food scarcity in a larger part of the world. The recent Israel-Hamas war is extracting a horrific human toll that has radiated out. It is also creating supply chain disruptions with the associated attacks on shipping in the Red Sea on the way to the Suez Canal along with raising more political uncertainty in a general way.
We hesitate to even brooch the issues raised by the coming Presidential election cycle in the U.S. in 2024. It may suffice to note that the United States is no longer considered to be an anchor of economic and political stability in the larger world and that is another contribution to stock market turmoil both here and abroad.
Fund Performance: The Fund’s Class A Shares had a total return of -2.5 per cent and the Investor Shares had a total return of -2.75 per cent for the period from January 1 to December 31, 2023.
The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $70.57 on December 31, 2022 and closed at $65.88 on December 31, 2023. The Fund’s Investor Shares ended with a NAV of $70.21 on December 31, 2022, and closed at $65.58 on December 31, 2023. The Fund’s net assets decreased from $378,630,909 on December 31, 2022 to $326,003,847 on December 31, 2023. This decrease of $52,627,062 was due to a net loss in the share prices of many of the companies in the Fund’s portfolio, along with a significant redemption of shares in the Fund.
Approximately 29.7 per cent of the Fund’s investments on December 31, 2023 were in U.S. based companies, including 3.3 per cent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 47.5 per cent of the Fund’s holdings, with 37.5 per cent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included: Canada/Bermuda:15.4 per cent; Asia/Oceana (Japan, China, New Zealand, Australia): 7.4 per cent. More details on this are contained on the chart on page 16.

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
2023 was not quite as dismal as 2022: Of the 44 companies in the Fund’s portfolio, 21 saw their share price rise and 22 saw their share price decrease as of December 31, 2023.  Those holdings with the largest increase included: Owens Corning, Inc., up 73.8 percent; ABB, Ltd. (Switzerland), up 45.4 per cent; Trane Technologies PLC (Ireland), up 45.1 per cent; Carrier Global Corp., up 39.3 percent; Fluence Energy, Inc., up 39.1 per cent; Enel SpA (Italy), up 38.1 per cent; Siemens AG (Germany), up 35.2 per cent. Other companies with significant share price gains were: QuantumScape Corp., up 22.6 per cent; Veolia Environnement SA (France), up 22.5 per cent; Sims Ltd. SP ADR (Australia), up 18.3 per cent; Panasonic Corp. (Japan), up 17.8 per cent; and Infratil Ltd. (New Zealand), up 15.5 per cent. However, taken all together, these companies comprised only 23.3 per cent of the total portfolio.
Our largest sectors, Renewable Energy Power Producers and Developers, and Utilities, were the hardest hit. Among these companies, the ones with the greatest share value losses included: NextEra Energy Partners LP, which was down 56.6 per cent; Innergex Renewable Energy, Inc. (Canada), down 41.6 per cent; Orron Energy (Sweden), down 43.6 per cent; Orsted AS (Denmark), down 39 per cent; Northland Power, Inc. (Canada), down 33 per cent; Eversource Energy, down 26.4 per cent; Avangrid, Inc., down 24.6 per cent; and Acciona SA (Spain), down 20 per cent. Other major holdings in these areas that lost share value included: Atlantica Sustainable Infrastructure PLC (United Kingdom), down 17 per cent; Boralex, Inc., Class A (Canada), down 15.4 per cent; and Clearway Energy, Inc, Class A, and Manawa Energy Ltd. (New Zealand) which were both down 14.5 per cent. This group of companies comprised 31.6 per cent of the total portfolio.
Other significant losses in our holdings during 2023 included: Power producer EDP Renonvaveis SA (Spain/Portugal), which lost 7.2 per cent of its share value. Its associated Utility Energias de Portugal SA (Portugal) was down 6.5 per cent for the year. In the Solar Photovoltaic sector, Array Technologies, Inc. was down 13.4 per cent; Shoals Technologies Group, Inc., Class A, lost 37 per cent; Canadian Solar, Inc. (Canada), was down 15.1 per cent. Despite an overall gain in the Energy Conservation sector, one holding, Johnson Controls International PLC (Ireland) lost 9.9 per cent of its share value. Our single company in Sustainable Energy Financial Services, Hannon Armstrong Sustainable Infrastructure Capital, Inc. was down 4.8 per cent. These holdings together made up 13.6 per cent of the Fund’s portfolio.
Portfolio Holdings and Changes: As reported in our Semi-Annual Report, as of June 30, 2023, we added two companies to our holdings in the first half of the year. These were Energias de Portugal SA (EDP), the Portugal-based electric utility which is the parent company of EDP Renovaveis and Orron Energy AB, a small Swedish wind and hydro power producer operating primarily in Scandinavia.
In the second half of 2023, we added two more companies. The Fund now holds 44 companies, up from 41at the end of 2022 and 37 at the end of 2021. We hope to slowly continue to add to the portfolio to improve our diversification over time.

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
One new holding is Array Technologies, Inc. Array is a New Mexico based manufacturer of ground mounted tracking systems primarily used for utility-scale photovoltaic solar power installations. Among other functions, their mounting frames allow for solar modules to track the sun during the day and improve the overall efficiency and energy output of the installations.
The other new firm in the Fund is Enphase Energy, Inc. Enphase designs, develops and manufactures software for energy management, microinverters for photovoltaic solar power systems, electric vehicle charging components and other components for solar power production. The company is headquartered in California and sells directly to solar distributors and installers, equipment manufacturers, and individual homeowners.
The Fund did not remove any companies from the portfolio. As we mentioned in the semi-annual report of June 30, 2023, wind turbine manufacturer Siemens Gamesa Renewable Energy SA was scheduled to be bought out and folded into its parent company, Siemens Energy, a division of Siemens AG (also a current portfolio holding). This transaction finally took place in November. We opted to take the cash buyout rather than acquiring shares of Siemens Energy. Our investment in the overall parent company, Siemens AG, still gives us some exposure to the wind turbine manufacturing sector. We are looking at  other possible turbine manufacturers to add to our long-term holding of Vestas Wind Systems, but we have not settled on another option just yet.
During this period another renewable power producer, Canada-based TransAlta Renewables, Inc., was also taken over by its parent company, TransAlta Corporation, an electric utility based in Calgary. TransAlta is in the process of converting its operations entirely to renewable generation. It has considerable wind, solar and hydro assets in both Canada and several areas in the United States. We accepted the option of taking shares of TransAlta in the conversion process.
As usual, we made adjustments during the year to our holdings. Part of our current strategy involves incrementally reducing our heavy investment in the Renewable Energy Power Producer and Developer and the Utilities sectors. These areas will continue to be the major portion of the Fund’s portfolio, but we are also endeavoring to increase our exposure to the Energy Management, Energy Storage and Energy Conservation sectors. These are the areas that have shown the most robust development in recent years. The expansion of renewable energy as the primary source for power generation and transportation is increasingly tied to the growth of the infrastructure necessary for it to function and meet the growing energy needs of the world.
The changes are and will continue to be gradual. In the period from December 31, 2022 to December 31, 2023, we reduced the following sectors of the Fund: Renewable Energy Power Producers and Developers went from 42.6 per cent to 38.5 per cent. Utilities went from 24.4 per cent to 23.6 per cent. Our Wind Turbine sector also went down from 5.3 per cent to 2.4 per cent from the buyout from the Siemens Gamesa transaction.
The Fund’s holdings increased in the following sectors: Solar Photovoltaic rose from 0.7 to 1.4 per cent; Energy Conservation went from 6 per cent to 8.6 per cent; Energy Management went from

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
5.3 per cent to 7.7 per cent; Sustainable Energy Financial Services grew from 4.4 to 5.7 per cent; and Water Systems increased from 3.8 per cent to 5 per cent. The Energy Storage, Transportation, and Recycling & Waste Management sectors remained basically the same. Please refer to the Sector Diversification schedule on page 12.
In keeping with this strategy, we sold off some of our shares of Brookfield Renewable Partners LP, Enel SpA, Eversource Energy, and Iberdrola SA (Spain). In addition to these sales, we also reduced our shares in Vestas Wind Systems AS (Denmark) and electric vehicle manufacturer BYD, Inc. (China). While we did reduce the total value of the power producer and utility sectors, we did add shares of several of the sector companies, including Atlantica Sustainable Infrastructure PLC, Clearway Energy, Inc; NextEra Energy Partners LP, Algonquin Power & Utilities Corp. (Canada), Avangrid, Inc., EDP Renovaveis SA, and EDP SA. We also sold off shares of Veolia Environnement SA following a 2:1 stock split in April.
Among other additions, we added shares of Canadian Solar, Inc.; Shoals Technologies Group, Class A; Carrier Global Corp.; Signify NV (Netherlands); Hannon Armstrong Sustainable Infrastructure Capital, Inc.; Xylem, Inc. and Fluence Energy, Inc.
Cash Holdings: At year end, approximately 3.4 per cent of the Fund’s net assets were held in cash (and cash equivalents) in U.S. banks and credit unions.
Income from Dividends and Interest: The per share dividend for Class A Shares went up from $0.81 in 2022 to $2.05 in 2023. The per share dividend for Investor Shares went up from $0.61 in 2022 to $1.82 in 2023.
Realized and Unrealized Capital Gain/Loss: The Fund paid a net realized gain of $0.89 per share for both Class A Shares and Investor  Shares in 2023. This was a decrease from the $2.46 per share capital gain paid in 2022.
This year’s decrease in total net assets was due to a net decrease of $27,169,763 for share redemptions and a loss of $11,443,042 from realized losses from investments and foreign currency and a net decrease from earnings of $14,014,257 paid to shareholders.
Expenses: The Fund’s cost of operations went down in 2023 mostly due to costs associated with the decrease of the Fund’s assets. The number of shareholder accounts decreased as well. The amounts paid to the investment advisor, Accrued Equities, Inc., the Bank of New York Mellon (the Fund’s custodian) and BNY Mellon Investment Servicing (U.S.), Inc. (the Fund’s accounting agent, transfer agent and administrator) are largely based on net assets. The Fund’s net assets decreased during 2023, ending approximately 13.9 per cent lower for the entire year. BNY Mellon, in its role as transfer agent, bases its fees on the number of shareholder accounts established during the year. This figure decreased during the year. Total Fund Expenses decreased by $164,070 or approximately 4.5 per cent. The total number of shares decreased from 5,336,801 on December 31, 2022 to 4,949,733 on December 31, 2023, approximately 7.8 per cent. As result of the overall decrease in the Fund’s net assets in both share classes, the expense ratio for the Class A Shares increased from 0.89 per cent in

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
2022 to 0.96 per cent in 2023. The expense ratio for the Investor  Shares includes an additional 12b-1 fee of 0.25 per cent for an expense ratio of 1.21 per cent in 2023, up from 1.14 per cent for 2022.
SPECIAL NOTE: Many of you have created on-line access to your accounts and have chosen to receive your reports electronically. But we heard from a number of you who preferred to continue receiving printed copies of our reports. We will continue to print and mail out paper copies of our annual and semi-annual reports, although they will be in the new “Tailored Shareholder Report” format described at the beginning of this letter. Those of you who prefer to receive your reports by email, please create an on-line account link or indicate in an existing on-line account this preference. If, at some point in the future, we decide to go to all electronic delivery, you will receive a mailed notice ahead of the change. For now, you will continue to receive printed reports unless you tell us otherwise.
The Fund Web Site/On-Line Capabilities: We continue to build the Fund’s on-line functions and web site features. All relevant Fund documents are posted on our web site which can be accessed at www.newalternativesfund.com.
We encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.
Shareholder Comments: Our shareholders have always been one of our best resources for getting the word out about New Alternatives Fund. If you believe that the Fund is a positive investment in our planet’s future, as well as a good investment in general, we encourage you to tell your friends and ask your financial advisors to look into adding the Fund to their socially responsible, sustainable investment choices. All the information you need is available on our web site at www.newalternativesfund.com.
We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373.
David Schoenwald
Murray Rosenblith
Kate Don Angelo
February 20, 2024
The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.
Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yieldcos, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.
“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.
Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

New Alternatives Fund Class A Shares Growth of $10,000 vs. The S&P 500® Index
(Unaudited)
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The “Load” performance quoted reflects a deduction for Class A Shares’ maximum front-end sales charge of 3.50%. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2023 are 0.89%*** for the Class A Shares.
*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the year covered by this report.

New Alternatives Fund Investor Shares Growth of $10,000 vs. The S&P 500® Index
(Unaudited)
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. A 2.00% redemption fee applies to Investor Shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2023 are 1.14%*** for the Investor Shares.
The S&P 500® Index is an unmanaged stock market index and does not reflect any asset-based charges for investment management or transaction expenses. You cannot invest directly in this index. Current and future portfolio holdings are subject to change and risk.
* The inception date for Investor Shares of New Alternatives Fund was December 31, 2014.
** The performance presented is from the inception date of the Investor Shares of the Fund only and is not from the inception date of the Fund’s broad-based securities market index.
*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the year covered by this report.

NEW ALTERNATIVES FUND
FUND EXPENSE EXAMPLE
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2023) and held for the entire six months ended December 31, 2023.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2023” to estimate the expenses you paid on your account during this period.
Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND
FUND EXPENSE EXAMPLE
(Unaudited)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023
Class A Shares *
Actual	$1,000.00	$ 958.00	$5.08
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,020.01	$5.24

Investor Shares **
Actual	$1,000.00	$ 956.70	$6.31
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,018.75	$6.51

*	Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 1.03%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (4.20)% for the six-month period of July 1, 2023 to December 31, 2023.
**	Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.28%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (4.33)% for the six-month period of July 1, 2023 to December 31, 2023.

NEW ALTERNATIVES FUND
SUMMARY OF SCHEDULE OF INVESTMENTS
December 31, 2023
(Unaudited)
Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	38.5%	$125,536,981
Wind Turbines	2.4	7,933,863
Solar Photovoltaic	1.4	4,563,350
Utilities	23.6	76,988,510
Energy Conservation	8.6	28,014,018
Energy Management	7.7	25,082,132
Sustainable Energy Financial Services	5.7	18,616,500
Water Systems	5.0	16,273,700
Transportation	1.9	6,298,000
Energy Storage	1.4	4,524,000
Recycling & Waste Management	0.4	1,261,250
Certificates of Deposit	0.1	300,000
Other Assets in Excess of Liabilities	3.3	10,611,543
Net Assets	100.0%	$326,003,847
Top Ten Portfolio Issuers
December 31, 2023
(Unaudited)
Name	% of Net Assets
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	5.7%
EDP Renovaveis SA (Spain/Portugal)	5.2
Iberdrola SA (Spain)	5.2
Clearway Energy, Inc., Class A	5.1
Enel SPA (Italy)	5.0
Veolia Environnement SA (France)	4.1
Infratil Ltd. (New Zealand)	3.9
Acciona SA (Spain)	3.8
Avangrid, Inc.	3.8
Atlantica Sustainable Infrastructure PLC (United Kingdom)	3.8
Total Top Ten	45.6%
Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS − 96.6%
Alternate Energy — 42.3%*
Renewable Energy Power Producers & Developers — 38.5%
Acciona SA (Spain)	85,000	$ 12,508,306
Atlantica Sustainable Infrastructure PLC (United Kingdom)**	575,000	12,362,500
Boralex, Inc., Class A (Canada)	125,000	3,125,000
Brookfield Renewable Corp., Class A (Canada)	425,000	12,235,750
Brookfield Renewable Partners LP (Bermuda/Canada)***	225,000	5,913,000
Clearway Energy, Inc., Class A	650,000	16,627,000
EDP Renovaveis SA (Spain/Portugal)	836,000	17,096,763
Innergex Renewable Energy, Inc. (Canada)	1,250,000	8,712,500
Manawa Energy Ltd. (New Zealand)	650,000	1,762,750
NextEra Energy Partners LP**,***	400,000	12,164,000
Northland Power, Inc. (Canada)	325,000	5,934,500
Orron Energy AB (Sweden)****	250,000	197,302
Orsted A/S (Denmark)	175,000	9,700,194
TransAlta Corp. (Canada)	866,115	7,197,416
		125,536,981
Solar Photovoltaic — 1.4%
Array Technologies, Inc.****	25,000	420,000
Canadian Solar, Inc. (Canada)****	75,000	1,967,250
Enphase Energy, Inc.****	10,000	1,321,400
Shoals Technologies Group, Inc., Class A****	55,000	854,700
		4,563,350
Wind Turbines — 2.4%
Vestas Wind Systems A/S (Denmark)****	250,000	7,933,863
		7,933,863
Total Alternate Energy		138,034,194
Utilities — 23.6%
Algonquin Power & Utilities Corp. (Canada)	200,000	1,264,000
American Water Works Co., Inc.	25,000	3,299,750
Avangrid, Inc.	385,000	12,477,850
EDP - Energias de Portugal SA (Portugal)	500,000	2,514,246
Enel SPA (Italy)	2,200,000	16,345,084
Eversource Energy	125,000	7,715,000
Hydro One Ltd. (Canada)	125,000	3,745,142
Iberdrola SA (Spain)	1,293,243	16,946,509
Infratil Ltd. (New Zealand)	2,000,000	12,680,929
		76,988,510
Energy Conservation — 8.6%
Carrier Global Corp.	50,000	2,872,500
Johnson Controls International PLC (Ireland)	50,000	2,882,000
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
	Shares	Value
Owens Corning, Inc.	30,000	$ 4,446,900
Signify NV (Netherlands)	350,000	11,715,118
Trane Technologies PLC (Ireland)	25,000	6,097,500
		28,014,018
Energy Management — 7.7%
ABB Ltd. (Switzerland) SP ADR	50,000	2,215,000
Siemens AG (Germany)	65,000	12,192,907
Terna-Rete Elettrica Nazionale (Italy)	1,280,000	10,674,225
		25,082,132
Sustainable Energy Financial Services — 5.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	675,000	18,616,500
		18,616,500
Water Systems — 5.0%
Veolia Environnement SA (France) ADR	850,000	13,414,700
Xylem, Inc.	25,000	2,859,000
		16,273,700
Transportation — 1.9%
BYD Co. Ltd. (China) ADR	100,000	5,527,000
Shimano, Inc. (Japan) ADR	50,000	771,000
		6,298,000
Energy Storage — 1.4%
Fluence Energy, Inc.****	75,000	1,788,750
Panasonic Holdings Corp. (Japan) ADR	225,000	2,214,000
QuantumScape Corp.****	75,000	521,250
		4,524,000
Recycling & Waste Management — 0.4%
Sims Ltd. (Australia) SP ADR	125,000	1,261,250
		1,261,250
Total Common Stocks (Cost $291,209,994)		315,092,304
	Par
CERTIFICATES OF DEPOSIT − 0.1%
Socially Concerned Banks — 0.1%
Alternatives Federal Credit Union 1.25% due 03/13/24	$ 200,000	200,000
Self Help Credit Union 4.60% due 12/30/24	100,000	100,000
Total Certificates of Deposit (Cost $300,000)		300,000
Investments in Securities (Cost $291,509,994) — 96.7%		315,392,304
Other Assets in Excess of Liabilities — 3.3%		10,611,543
Net Assets — 100.0%		$326,003,847
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
*	See Note 8.
**	These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).
***	Master Limited Partnership
****	Non-income producing security.
ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Concluded)
December 31, 2023
Country Portfolio Issuers
(Unaudited)
Country	% of Net Assets
United States	26.4%
Canada	15.4
Spain	14.2
Italy	8.3
Denmark	5.4
New Zealand	4.4
France	4.1
United Kingdom	3.8
Germany	3.7
Netherlands	3.6
Ireland	2.8
China	1.7
Japan	0.9
Portugal	0.8
Switzerland	0.7
Australia	0.4
Sweden	0.1
Other Assets/Liabilities	3.3
100.0%
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023
ASSETS
Investment securities at fair value (cost: $291,509,994) (Notes 2A & 7)	$315,392,304
Cash	8,549,525
Receivables:
Investments sold	2,661,519
Capital shares subscribed	828,105
Dividends	678,210
Tax reclaims (Note 2D)	603,675
Prepaid insurance and registration	55,703
Total Assets	328,769,041
LIABILITIES
Payables:
Due to custodian in foreign currency (cost: $15,461)	15,941
Capital shares reacquired	2,306,274
Management fees	147,693
Transfer agent fees	73,152
Custodian fees	47,883
Professional fees	45,652
Postage and printing fees	30,010
12b-1 fees	3,936
Accrued expenses and other liabilities	94,653
Total Liabilities	2,765,194
Net Assets	$326,003,847
ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$308,761,793
Total distributable earnings	17,242,054
Net Assets	$326,003,847
Class A Shares:
Net Assets	$307,712,479
Net asset value and redemption price per share ($307,712,479/4,670,814) shares of outstanding beneficial interest, unlimited authorization, no par value	$ 65.88
Maximum offering price per share (100/96.50 of $65.88)	$ 68.27
Investor Shares:
Net Assets	$ 18,291,368
Net asset value, offering and redemption* price per share ($18,291,368/278,919) shares of outstanding beneficial interest, unlimited authorization, no par value	$ 65.58
* Redemption fee may apply (Note 1)
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023
Investment Income:
Dividends (net of $(1,080,413) foreign taxes withheld)	$ 11,805,651
Interest	14,562
Total Investment Income	11,820,213
Expenses:
Management fees (Note 4)	1,924,188
Transfer agent fees	565,192
Administration and accounting fees	295,554
Legal fees	119,751
Custodian fees	141,170
Registration fees	56,227
Compliance service fees	67,634
Postage and printing fees	74,868
Trustees fees (Note 5)	38,893
Audit fees	25,037
12b-1 fees (Investor Shares) (Note 4)	52,623
Insurance fees	16,550
Other expenses	126,754
Total Expenses	3,504,441
Net Investment Income	8,315,772
Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	3,115,465
Net realized loss from foreign currency transactions	(8,400)
Net Realized Gain	3,107,065
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(22,886,192)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	20,313
Net change in unrealized appreciation/(depreciation)	(22,865,879)
Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(19,758,814)
Net Decrease in Net Assets Resulting from Operations	$(11,443,042)
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Investment Activities:
Net investment income	$ 8,315,772	$ 3,799,036
Net realized gain from investments and foreign currency transactions	3,107,065	12,639,746
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(22,865,879)	(89,182,160)
Net decrease in net assets resulting from operations	(11,443,042)	(72,743,378)
Distributions to Shareholders from distributable earnings:
Class A Shares	(13,284,723)	(15,828,844)
Investor Shares	(729,534)	(967,717)
Total distributions to shareholders from distributable earnings	(14,014,257)	(16,796,561)
Distributions to Shareholders from return of capital:
Class A Shares	—	(31,297)
Investor Shares	—	(1,539)
Total distributions to shareholders from return of capital	—	(32,836)
Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions (Note 3)	(27,169,763)	11,941,339
Total Decrease in Net Assets	(52,627,062)	(77,631,436)
Net Assets:
Beginning of the year	378,630,909	456,262,345
End of the year	$326,003,847	$378,630,909
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
For a share outstanding throughout each year
Class A Shares	For the Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value at the beginning of year	$ 70.57	$ 87.80	$ 97.00	$ 62.92	$ 48.48
Investment Operations
Net investment income*	1.60	0.75	0.34	0.26	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.35)	(14.71)	(5.03)	38.60	17.84
Total from investment operations	(1.75)	(13.96)	(4.69)	38.86	17.93
Distributions
From net investment income	(2.05)	(0.80)	(0.48)	(0.07)	(0.26)
From net realized gains	(0.89)	(2.46)	(3.90)	(4.71)	(3.23)
From return of capital	—	(0.01)	(0.13)	—	—
Total distributions	(2.94)	(3.27)	(4.51)	(4.78)	(3.49)
Net asset value at end of year	$ 65.88	$ 70.57	$ 87.80	$ 97.00	$ 62.92
Total return (Sales load not reflected)	(2.50)%	(15.93)%	(4.79)%	61.76%	36.98%
Net assets, end of the year (in thousands)	$ 307,712	$ 355,564	$ 428,017	$ 404,594	$ 228,348
Ratio of expenses to average net assets	0.96%	0.89%	0.85%	0.96%	1.08%
Ratio of net investment income to average net assets	2.33%	0.96%	0.36%	0.36%	0.16%
Portfolio turnover	7.97%	9.21%	8.75%	20.34%	18.78%
Number of shares outstanding at end of the year	4,670,814	5,038,240	4,875,026	4,171,206	3,629,088
*	The selected per share data was calculated using the average shares outstanding method for the year.
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
For a share outstanding throughout each year
Investor Shares	For the Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value at the beginning of year	$ 70.21	$ 87.35	$ 96.52	$ 62.74	$ 48.36
Investment Operations
Net investment income/(loss)*	1.42	0.55	0.11	0.08	(0.05)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.34)	(14.62)	(5.00)	38.41	17.79
Total from investment operations	(1.92)	(14.07)	(4.89)	38.49	17.74
Distributions
From net investment income	(1.82)	(0.60)	(0.25)	—	(0.13)
From net realized gains	(0.89)	(2.46)	(3.90)	(4.71)	(3.23)
From return of capital	—	(0.01)	(0.13)	—	—
Total distributions	(2.71)	(3.07)	(4.28)	(4.71)	(3.36)
Net asset value at end of year	$ 65.58	$ 70.21	$ 87.35	$ 96.52	$ 62.74
Total return	(2.75)%	(16.14)%	(5.02)%	61.35%	36.68%
Net assets, end of the year (in thousands)	$ 18,291	$ 23,067	$ 28,245	$ 23,232	$ 6,114
Ratio of expenses to average net assets	1.21%	1.14%	1.10%	1.21%	1.33%
Ratio of net investment income/(loss) to average net assets	2.08%	0.71%	0.11%	0.11%	(0.09)%
Portfolio turnover	7.97%	9.21%	8.75%	20.34%	18.78%
Number of shares outstanding at end of the year	278,919	328,561	323,368	240,704	97,453
*	The selected per share data was calculated using the average shares outstanding method for the year.
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the years ended December 31, 2023 and 2022, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.
2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.
A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.
Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.
If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Fund’s investment advisor as "valuation designee" under methods established by and under the general supervision of the Trust’s Board of Trustees. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investments. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. On a quarterly basis, the valuation designee's fair value determinations will be reviewed by the Board of Trustees. The Fund does not invest in unlisted securities.
The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets carried at fair value:
	Total Value at 12/31/2023	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy	$ 138,034,194	$ 138,034,194	$ —	$ —
Utilities	76,988,510	73,243,368	3,745,142	—
Energy Conservation	28,014,018	28,014,018	—	—
Energy Management	25,082,132	25,082,132	—	—
Sustainable Energy Financial Services	18,616,500	18,616,500	—	—
Water Systems	16,273,700	16,273,700	—	—
Transportation	6,298,000	6,298,000	—	—
Energy Storage	4,524,000	4,524,000	—	—
Recycling & Waste Management	1,261,250	1,261,250	—	—
Certificates of Deposit	300,000	—	300,000	—
Total	$ 315,392,304	$ 311,347,162	$ 4,045,142	$ —
At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at December 31, 2023, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period.
B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Such gains or losses are included in net realized gain or loss from currency transactions on the Statement of Operations.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.
D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. The Fund may be subject to foreign taxes on

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
income, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. The Fund applies for refunds where available. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class. Non-cash dividends, if any, are recorded at the fair market value of the asset received.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.
F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.
3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On December 31, 2023, the Fund’s total shares outstanding were 4,949,733. Aggregate paid-in capital including reinvestment of dividends was $308,761,793. Transactions in shares of beneficial interest were as follows:
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	340,788	$ 24,086,741	596,474	$ 47,047,178
Reinvestment of distributions	180,186	11,915,691	194,581	13,852,253
Redemptions	(888,400)	(59,839,554)	(627,841)	(49,275,765)
Net Increase (Decrease)	(367,426)	$ (23,837,122)	163,214	$ 11,623,666
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	31,067	$ 2,080,811	99,879	$ 7,743,767
Reinvestment of distributions	9,852	648,559	12,259	868,194
Redemptions	(90,561)	(6,062,011)	(106,945)	(8,294,288)
Net Increase (Decrease)	(49,642)	$ (3,332,641)	5,193	$ 317,673
Total Net Increase (Decrease)	(417,068)	$ (27,169,763)	168,407	$ 11,941,339

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For its investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly, in arrears. The Fund incurred management fees of $1,924,188 for the year ended December 31, 2023.
The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers and owners of Accrued Equities.
Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the year ended December 31, 2023 was $18,139 and the amounts received by the Distributor and Accrued Equities were $6,046 and $12,093, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the year ended December 31, 2023, the Distributor and Accrued Equities received $4,721 and $16,066 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.
Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the year ended December 31, 2023, 12b-1 Fees of $52,623 were accrued by the Investor Shares of the Fund.
The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.
5) TRUSTEES’ FEES – For the year ended December 31, 2023, the Fund paid trustees’ fees of $38,893 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
For the year ended December 31, 2023, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and owners of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.
6) PURCHASES AND SALES OF SECURITIES – For the year ended December 31, 2023, the aggregate cost of securities purchased totaled $27,185,809. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the year ended December 31, 2023 was $53,835,032.
7) FEDERAL INCOME TAX INFORMATION – At December 31, 2023, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Cost of investments for tax purposes	$298,313,033
Unrealized appreciation for tax purposes	$ 59,893,781
Unrealized depreciation for tax purposes	(42,814,510)
Net unrealized appreciation on investments and foreign currency translation	$ 17,079,271

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
The tax character of distributions paid during 2023 and 2022 was as follows:
Distributions paid from:	2023	2022
Ordinary Income	$10,499,035	$ 4,113,084
Long-Term Capital Gains	3,515,222	12,683,477
Return of Capital	—	32,836
	$14,014,257	$16,829,397
For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.
The following permanent differences as of December 31, 2023, attributes to excise taxes paid, earnings and profits distributed to shareholders on the redemption of shares, and transactions investments in partnerships reversing a recognized prior year return of capital were reclassified to the following accounts:
Net capital paid in shares of capital shares	$ 1,062,478
Total distributions earnings	(1,062,478)
As of December, 31 2023, the components of distributable earnings (deficit) on a tax basis were as follows:
Undistributed Long-Term Capital Gains	$ 162,783
Net Unrealized Appreciation on Investments and Foreign Currency Translations	17,079,271
$17,242,054
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
8) RISKS - Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023
Cash and Foreign Currency Concentration – Cash and foreign currency consists of cash and foreign currency on deposit with financial institutions. Cash held in banks periodically exceeds the Federal Deposit Insurance Corporation’s (“FDIC”) insurance coverage of $250,000, and as a result, there is a concentration of credit risk related to amounts in excess of the FDIC insurance coverage.
Concentration – Under normal market conditions, at least 25% of the Fund’s total asset will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments. As of December 31, 2023, the Fund had 42.3% of its net assets invested in Alternative Energy companies.
COVID-19 – Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.
9) TAILORED SHAREHOLDER REPORTS – Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to Investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available on-line, delivered free of charge upon request, and filed with the Securities and Exchange Commission (the “SEC”) on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.
10) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of New Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Alternatives Fund (the “Fund”) as of December 31, 2023, the related statements of operations and changes in net assets, the related notes (collectively referred to as the “financial statements”) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2023.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2024

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) in the Fund documents filed with the SEC on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.
2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC's website at http://www.sec.gov.
3) CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.
The report of BBD on the financial statements of the Fund as of and for the fiscal years ended 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2021 and 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Fund requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.
Effective March 16, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
During the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent interim period through March 6, 2023, neither the Fund, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement,"

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

NEW ALTERNATIVES FUND
SHAREHOLDER TAX INFORMATION
(Unaudited)
During the fiscal year ended December 31, 2023, the following dividends were paid by the Fund:
Ordinary Income	$10,769,379
Long-Term Capital Gains	$ 3,244,878
The Fund paid foreign taxes of $1,080,413 and recognized foreign source income of $8,274,017 pursuant to Section 853 of the Internal Revenue Code. The Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2023.
For the year ended December 31, 2023, certain dividends may be subject to a maximum capital gains tax rate, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 86.84% of their ordinary income dividends for the Fund qualify for the maximum capital gains tax rate. Complete information will be computed and reported in conjunction with your Form 1099-DIV.
For corporate shareholders, 22.42% of the ordinary income dividends qualify for the dividends received deduction.
Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

NEW ALTERNATIVES FUND
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
New Alternatives Fund (the “Trust”), on behalf of its sole series of shares also known as “New Alternatives Fund” (the “Fund”), has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act.  The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.  The Board of Trustees approved the appointment of the persons designated to administer the program (the “Fund Liquidity Program Administrators”), which includes representatives from Accrued Equities, Inc., the Fund’s investment adviser, and the Trust’s CCO. The Fund Liquidity Program Administrators  are responsible for the program’s administration and oversight, and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Fund Liquidity Program Administrators updated their assessment of the Fund’s liquidity risk profile, considering data gathered during the period October 1, 2022 through September 30, 2023 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period, in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on December 6, 2023. The Report noted that during the Review Period, the Fund’s assets were almost entirely comprised of cash and highly liquid investments to meet shareholder redemption requests in accordance with applicable requirements.  Accordingly, the Fund does not have a Highly Liquid Investment Minimum, as that term is defined in Liquidity Rule. The Report also provided information on the classification of Fund assets, noting that almost all of the Fund's assets were classified at Level 1. In addition, a small percentage of the Fund's assets were classified at Level 2. The Report concluded that the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and is working effectively.

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
Information pertaining to the Trustees and Officers of the Trust is provided in the table below. Certain information on the Trustees includes information on such Trustee’s service on the Board of Directors of the Predecessor Company. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting the Fund’s website at www.newalternativesfund.com. The mailing address for the Trustees and Officers of the Trust is c/o New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, New York 11747.
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Interested Trustee:
David J. Schoenwald* 1949	Founder, Trustee, President, Treasurer and Chairperson of the Board	Founder, Trustee, President and Treasurer, 1982 to present; Chairperson of the Board, 2008 to present.	President, Treasurer and Portfolio Manager, Accrued Equities, Inc.**	1	None
Murray D. Rosenblith* 1951	Trustee, Vice President and Secretary	Trustee, 2003 to present; Vice President, 2018 to present; Secretary, 2012 to present; Assistant Secretary, 2009 to 2012.	Vice President, Portfolio Manager and Assistant Compliance Officer (2010 to present), and employee, Accrued Equities, Inc.** (2008 to present); formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between nonviolence and social change (1985 to 2008).	1	None

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Independent Trustees:
Sharon Reier 1946	Trustee and Vice-Chairperson of the Board	Trustee, 1982 to present; Vice- Chairperson, 2008 to present.	Retired; prior thereto, freelance financial journalist; Contributor to the International Herald Tribune, (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None
Susan Hickey 1952	Trustee, Audit Committee Member and Audit Committee Chairperson	Trustee and Audit Committee Member, 2005 to present; Audit Committee Chairperson, 2014 to present.	Self-Employed Tax Preparer (1983 to present); prior thereto, Accounting Software Developer, AccountantsWorld, LLC. (until 2016); Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Jonathan D. Beard 1948	Trustee and Audit Committee Member	Trustee, 2005 to present; Audit Committee Member, 2014 to present.	Retired; prior thereto, Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None
Jeffrey E. Perlman 1979	Trustee and Audit Committee Member	Trustee, 2009 to present; Audit Committee Member, 2014 to present.	Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); formerly, President of Bright Power (2004 to 2023); Clarinetist/Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None
Officers of the Trust who are not Trustees:
Joseph A. Don Angelo 1948	Chief Compliance Officer	2007 to present.	Certified Public Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).	N/A	N/A

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
[1]	Each Trustee holds office until the next meeting of shareholders for the election of Trustees and until his or her successor has been elected and qualified, except in the event of his or her death, resignation or removal. Officers are appointed on an annual basis and serve at the pleasure of the Trustees.
[2]	Currently, there is only one portfolio and no fund complex.
[3]	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.
*	An “interested person”, as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with, and ownership interest in, the Advisor.
**	David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also the Fund’s Sub-Distributor. At the present time, the Advisor provides services only to the Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Susan Hickey is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,963 for 2022 and $25,037 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2022 and $3,000 for 2023. The fees billed were for review by the principal accountant of the registrant’s Federal tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

The audit committee will be responsible for evaluating the provision of non-audit services to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) - 0 –

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)

Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the audited annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)

Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal years ended 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2021 and 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

Effective March 16, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent interim period through March 6, 2023, neither the Fund, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date  March 7, 2024

* Print the name and title of each signing officer under his or her signature.